Exhibit N-7

                            FORM OF SERVICE AGREEMENT

         This Service Agreement ("Agreement") is entered into as of the 1st day of June, 2003, by and between each of the associate companies listed on the signature page hereto (each a "Client Company"), and FirstEnergy Service Company, an Ohio corporation ("Service Company").

         WHEREAS, Service Company is a direct wholly-owned subsidiary of FirstEnergy Corp., a registered holding company under the Public Utility Holding Company Act of 1935, as amended (the "Act");

         WHEREAS, Service Company has been formed for the purpose of providing administrative, management and other services to FirstEnergy Corp. and its associate companies, including Client Company (together, the "Client Companies"); and

         WHEREAS, Client Company believes that it is in its interest to enter into an arrangement whereby Client Company may agree to purchase such administrative, management and other services from Service Company as Client Company may choose at cost as determined in accordance with this Agreement and Rules 90 and 91 under the Act;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       DESCRIPTION OF SERVICES.
         -----------------------

         Service Company agrees to provide certain administrative, management or other services (the "Services") to Client Company similar to those supplied to other Client Companies of Service Company. Such services are and will be provided to Client Company only at the request of Client Company. Exhibit A hereto lists and describes all of the Services that are available from Service Company.

2.       PERSONNEL.
         ---------

         In order to provide the Services, Service Company will employ executive officers, accountants, financial advisers, technical advisers, attorneys and other persons with the necessary qualifications. If necessary, Service Company may also arrange for the services of nonaffiliated experts, consultants and attorneys in connection with the performance of any of the Services provided under this Agreement.

3.       COMPENSATION AND ALLOCATION.
         ---------------------------

         As and to the extent required by law, Service Company provides and will provide such services at fully allocated cost, determined in accordance with Rules 90 and 91 under the Act. Exhibit A hereof contains rules for determining and allocating such costs.

4.       TERMINATION AND MODIFICATION.
         ----------------------------

         Either party to this Agreement may terminate this Agreement by providing 60 days written notice of such termination to the other party. This Agreement is subject to termination or modification at any time to the extent its performance may conflict with the provisions of the Act or with any rule, regulation or order of the Securities and Exchange Commission (the "Commission") adopted before or after the making of this Agreement. This Agreement shall be subject to the approval of any state commission or other state regulatory body whose approval is, by the laws of said state, a legal prerequisite to the execution and delivery or the performance of this Agreement.

5.       SERVICE REQUESTS.
         ----------------

         Client Company and Service Company will prepare a Service Request on or before September 30th of each year listing Services to be provided to Client Company by Service Company and any special arrangements related to the provision of such Services for the coming year, based on Services provided during the preceding year. Client Company and Service Company may supplement the Service Request during the year to reflect any additional or special Services that Client Company wishes to obtain from Service Company, and the arrangements relating thereto.

6.       BILLING AND PAYMENT.
         -------------------

         Unless otherwise set forth in a Service Request, payment for Services provided by Service Company shall be by making remittance of the amount billed or by making appropriate accounting entries on the books of Client Company and Service Company. Billing will be made on a monthly basis, with the bill to be rendered as soon as practicable after the close of the month, and remittance or accounting entries completed within 30 days of billing. Any amount remaining unpaid after 30 days following receipt of the bill shall bear interest thereon from the due date of the bill until payment at a rate equal to the prime rate on the due date.

7.       NOTICE.
         ------

         Where written notice is required by this Agreement, all notices, consents, certificates, or other communications hereunder shall be in writing and shall be deemed given when mailed by United States registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         To Client Company:                 c/o President
                                            76 South Main St.
                                            Akron, Ohio 44308

         To Service Company:                c/o Vice President and Controller
                                            76 South Main Street
                                            Akron, Ohio 44308

8.       GOVERNING LAW.
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to its conflict of laws provisions.

9.       MODIFICATION.
         ------------

         No amendment, change or modification to this Agreement shall be valid, unless made in writing and signed by both parties hereto.

10.      ENTIRE AGREEMENT.
         ----------------

         This Agreement, together with its exhibits, constitutes the entire understanding and agreement of the parties with respect to its subject matter, and effective upon the execution of this Agreement by the respective parties hereof, any and all prior agreements, understandings or representations with respect to this subject matter are hereby terminated and canceled in their entirety and are of no further force and effect, except to the extent transactions thereunder have taken place prior to such effective date in which case such agreements will govern the terms of such transactions.

11.      WAIVER.
         ------

         No waiver by either party hereto of a breach of any provision of this Agreement shall constitute a waiver of any preceding or succeeding breach of the same or any other provision hereof.

12.      ASSIGNMENT.
         ----------

         This Agreement shall inure to the benefit and shall be binding upon the parties and their respective successors and assigns. No assignment of this Agreement or either party's rights, interests or obligations hereunder may be made without the other party's consent, which shall not be unreasonably withheld, delayed or conditioned.

13.      SEVERABILITY.
         ------------

         If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired thereby.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of this 1st day of June, 2003.

                              FirstEnergy Service Company


                              By:_____________________________________________
                                 Harvey L. Wagner, Vice President & Controller

                              Client Companies:
                              [ LIST ]



                              By:   ________________________________
                              Name: ________________________________
                              Title:________________________________

                                    EXHIBIT A

               DESCRIPTION OF SERVICES AND ALLOCATION METHODOLOGY
               --------------------------------------------------

1.       Description Of Services
         -----------------------

Overview

         This Exhibit provides a description of all services provided by Service Company departments and the cost allocation methodologies to be used in connection therewith. All products and services are subject to Service Level Standards as negotiated between the Service Company department and Client Company. Each Client Company is classified as either a "Utility Subsidiary" or a "Non-Utility Subsidiary" as defined in the Commission's Order dated October 29, 2001 (Holding Co. Act Release No. 27459), as supplemented by a supplemental order dated November 8, 2001 (Holding Company Act Release No. 27483).

2.       Cost Allocation Methodology
         ---------------------------

Overview

         The costs of services provided by Service Company will be directly assigned, distributed or allocated by activity, project, program, work order or other appropriate basis. The primary basis for charges to affiliates is the direct charge method. The methodologies listed below pertain to all other costs which are not directly assigned but which make up the fully allocated cost of providing the product or service. The costs of product and services provided by the ServeCo that cannot be charged directly to the Subsidiary receiving the product or service will be allocated among the associate companies by utilizing one of the methods described below that most accurately distributes the costs. The method of cost allocation varies based on the department rendering the service. The allocation methods used by Service Company are as follows:

                  a. "Multiple Factor - All" - For the Indirect Costs for products or services benefiting the entire FirstEnergy system, FirstEnergy and all Subsidiaries will bear a fair and equitable portion of such costs. FirstEnergy will bear 5% of these Indirect Costs. The remaining Indirect Costs will be allocated among the Utility
         Subsidiaries and the Non-Utility Subsidiaries benefiting from the services provided based on FirstEnergy's equity investment in the respective groups. A subsequent allocation step will then occur. Among the Utility Subsidiaries, allocations will be based upon the "Multiple Factor - Utility" method. Among the Non-Utility Subsidiaries, allocations will be based upon the "Multiple Factor - Non-Utility" method.

                  b. "Multiple Factor - Utility" - For the Indirect Costs for a product or service solely benefiting one or more of the Utility Subsidiaries, each such Utility Subsidiary so benefiting will be charged a portion of the Indirect Costs based on the sum of the weighted averages of the following factors:

         1.  Gross transmission and/or distribution plant
         2. Operating and maintenance expense excluding purchase power and fuel costs
         3. Transmission and/or distribution revenues, excluding transactions with affiliates

                  These three (3) factors have been determined to be the most appropriate for the Utility Subsidiaries in the FirstEnergy system. Each factor will be weighted equally so that no one facet of the electric utility operations inordinately influences the distribution of Indirect Costs.

                  c. "Multiple Factor - Non-Utility" - For the Indirect Costs for products or services solely benefiting the Non-Utility Subsidiaries, each Non-Utility Subsidiary so benefiting receiving the product or service will be charged a proportion of the Indirect Costs based upon the total assets of each Non-Utility Subsidiary, including the generating assets under operating leases from the Utility Subsidiaries.

                  d.  "Multiple  Factor -  Utility  and  Non-Utility"  - For the
         Indirect Costs for a product or service benefiting one or more of the Utility and Non-Utility Subsidiaries, each such Subsidiary so benefiting is first assigned a distribution ratio that is in proportion to the Indirect Costs based on FirstEnergy's equity investment in such Subsidiaries. Following this distribution, a subsequent allocation step will then occur. Among the Utility Subsidiaries, allocations will be based upon the "Multiple Factor-Utility." Among the Non-Utility Subsidiaries, allocations will be based upon "Multiple Factor - Non-Utility"

                  e. "Direct Charge Ratio" - The ratio of direct charges for a particular product or service to an individual Subsidiary as a percentage of the total direct charges for a particular product or service to all Subsidiaries benefiting from such services. Indirect Costs are then allocated to each Subsidiary based on the calculated ratios.

                  f. "Number of Customers Ratio" - For costs of products and services driven by the number of Utility customers, the allocation method that will be used will be the number of Utility customers for the respective Utility Subsidiary receiving the product or service divided by the total number of utility customers.

                  g. "Number of Shopping Customers Ratio" - A "shopping customer" is defined as a Utility customer who has selected a competitive electric generation supplier. For costs of products and services driven by the number of shopping customers, the allocation method that will be used will be the number of shopping customers for the respective Utility Subsidiary receiving the product or service divided by the total number of shopping customers.

                  h. "Number of Participating Employees - General" - For costs of products and services driven by all participating employees within the FirstEnergy system, the allocation method that will be used will be the number of participating employees for the respective Subsidiary receiving the product or service divided by the total number of participating employees.

                  i.   "Number  of   Participating   Employees   -  Utility  and
         Non-Utility" - For costs of products and services driven by participating employees who work for the Utility and Non-Utility Subsidiaries, the Subsidiaries receiving the product or service are first assigned a distribution ratio that is in proportion to the Indirect Costs based on FirstEnergy's equity investment in the respective groups. Costs are further allocated by using the number of participating employees for the respective Subsidiary divided by the total number of participating FirstEnergy employees.

                  j. "Gigabytes Used Ratio" - Number of gigabytes utilized by a Subsidiary receiving the product or service divided by the total number of gigabytes used by the FirstEnergy system companies applicable to that respective product or service.

                  k. "Number of Computer Workstations Ratio" - Number of computer workstations utilized by a Subsidiary receiving the product or service divided by the total number of computer workstations in use by the FirstEnergy system companies applicable to that respective product or service.

                  l. "Number of Billing Inserts Ratio" - Number of billing inserts performed for a Subsidiary receiving the product or service divided by the total number of billing inserts performed for the FirstEnergy system companies applicable to that respective product or service.

                  m. "Number of Invoices Ratio" - Number of invoices processed for a Subsidiary receiving the product or service divided by the total number of invoices processed for the FirstEnergy system companies applicable to that respective product or service.

                  n. "Number of Payments Ratio" - Number of monthly payments processed for a Subsidiary divided by the total monthly number of payments processed for the FirstEnergy system companies applicable to that respective product or service.

                  o. "Daily Print Volume" - Average daily print volume performed for a Subsidiary receiving the service divided by the total average daily print volume performed for the entire FirstEnergy system.

                  p. "Number of Intel Servers" - Number of Intel servers utilized by a Subsidiary receiving the product or service divided by the total number of Intel servers utilized by the FirstEnergy system.

                  q. "Application Development Ratio" - Number of application development hours budgeted for a Subsidiary receiving the service divided by the total number of budgeted application development hours for the year.

                  r. "Server Support Composite" - The average ratio of unix gigabytes, SAP gigabytes and Intel number of servers for a Subsidiary receiving the service.

3.       Descriptions of Products and Services
         -------------------------------------

CALL CENTER
--------------------------------------------------------------------------------
Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Field All Inbound       Field calls related to billing,      Multiple Factor -
Regulated Calls         credit, new service, service order   Utility and Non-
                        completion, outages, and other       Utility
                        miscellaneous activities.

Field All Inbound       Field calls related to billing,      Multiple Factor -
Unregulated Calls       credit, new service, service order   Utility and Non-
                        completion, outages, and other       Utility
                        miscellaneous activities.
--------------------------------------------------------------------------------


CUSTOMER SERVICE
--------------------------------------------------------------------------------
 Product or Service      Product / Service Description      Indirect Allocation
                                                                  Methods
--------------------------------------------------------------------------------

Supplier Services       Provide customer services support    Number of Shopping
                        to electric generation suppliers,    Customers Ratio
                        administer and maintain Electronic
                        Data Interface (EDI) functions and
                        invoice suppliers.

Regulatory Interface    Liaison to ensure Customer Choice    Number of Shopping
and Process             requirements and develop and         Customers Ratio
Improvement:            execute plans to improve
Supplier                supplier services processes.

Market Support          Administer and support MSG supplier  Number of Shopping
Generation (MSG)        functions.                           Customers Ratio
Administration

Regulatory              Respond to regulatory complaints     Number of Customers
Interface and           from customers and develop and       Ratio
Process                 execute plans to improve regulatory
Improvement:            compliance processes.
Regulatory

Compliance              Work with regions to communicate     Multiple Factor -
                        and ensure regulatory requirements.  Utility

Power Billing           Provide billing functions for        Number of Customers
                        large commercial/industrial          Ratio
                        contract customers.

Revenue Reporting       Perform and manage revenue           Number of Customers
                        reporting functions.                 Ratio

Billing Exception       Process billing exceptions.          Number of Customers
Processing                                                   Ratio

Remittance              Process customer payments and        Number of Payments
Processing              deposit funds.                       Ratio

Human Services          Coordinate and administer the        Number of Customers
                        various social services programs.    Ratio

Arrears Management/     Coordinate and perform arrears,      Number of Customers
Outsourcing Services    credit and bankruptcy functions.     Ratio
Incorporated (OSI)      Manage outside collections
Administration          agencies'performance and OSI
                        credit activities.

Revenue Protection      Perform revenue reporting and        Number of Customers
Administration          compliance functions.                Ratio

Metrics and             Manage Customer Services and Call    Number of Customers
Budget/Customer         Center Departments' budgets and      Ratio
Satisfaction            measure performance and customer
Measurement             satisfaction results.

Policy/Procedures       Develop, document and communicate    Number of Customers
Development and         Customer Services policies and       Ratio
Documentation           procedures.

Bill Administration/    Design standardized customer         Number of Customers
Forms Administration    bills, envelopes, and forms.         Ratio

Meter Reading           Coordinate Meter Reading schedules   Number of Customers
Support                 and routing activities.              Ratio

Customer Information    Operate and maintain CIS.            Number of Customers
System (CIS) Control                                         Ratio
--------------------------------------------------------------------------------

ECONOMIC DEVELOPMENT
--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Economic                Foster economic development to       Multiple Factor -
Development             encourage capital investment in      Utility
Services                FirstEnergy's service areas.
--------------------------------------------------------------------------------


TRANSMISSION & DISTRIBUTION TECHNICAL SERVICES
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------
Forestry                Provide forestry services.           Multiple Factor -
                                                             Utility

Distribution            Services include Joint User          Multiple Factor -
Reliability and         contracts, public works              Utility
Asset Records           coordination, reliability reporting
                        to regions and Public Utility
                        Commissions, mutual assistance
                        coordination, PowerOn support,
                        cable locate ticket screening
                        and tariff support.

Design Standards        Services include line material       Multiple Factor -
                        and - construction standards,        Utility
                        distribution line and underground
                        maintenance practices and support,
                        new business process support,
                        and service practices.

Substation              Services include Substation          Multiple Factor -
Services Support        maintenance plan coordination,       Utility
                        practices and support, mobile
                        substation administration and
                        planning, and environmental
                        compliance support.

Equipment               Services include the maintenance,    Multiple Factor -
Repair/Testing          installation, maintenance, testing   Utility
Services                and repair of utility equipment.

Fleet Services          Develop fleet strategy, and perform  Multiple Factor -
                        perform fleet maintenance            Utility
                        practices support.

Financial Services      Identify revenue enhancements and    Multiple Factor -
                        cost reductions.                     Utility

Substation Design       Perform substation and transmission  Multiple Factor -
and Transmission-       line design and project management   Utility
Line Maintenance        and transmission line and substation
Support                 design and material standards,
                        right-of-way and survey services,
                        transmission line maintenance plan
                        coordination, practices and support,
                        FAA activity coordination.

Planning and            Perform planning and protection      Multiple Factor -
Protection              support for subtransmission system   Utility
                        and overall radial system
                        capacity planning overview, and
                        interconnection coordination for
                        distributed technology applications
                        on distribution system.

Capital Budget and      Capital budget development and       Multiple Factor -
Equipment Support       support, and major equipment         Utility
                        specifications and procurement/
                        repair activities for major
                        equipment.
--------------------------------------------------------------------------------


WORKFORCE DEVELOPMENT
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Transmission and        Develop and facilitate technical     Number of
Distribution            and safety training for workers      Participating
Skills Training         associated with distribution         Employees - General
                        activities, including line,
                        substation, meter, fleet, warehouse,
                        field engineering, and dispatch.
                        Provide support through equipment
                        evaluation, training analyses, job
                        assessments, and project coordination.

Customer Service        Develop and facilitate skills        Multiple Factor -
Skills Training         training for customer service        Utility
                        groups.

External Learning       Develop educational partnerships     Multiple Factor -
Opportunities           with colleges to offer two-year      Utility
Through the Power       degrees in electric utility
Systems Institute       technology.
--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Provide                 Provides services in production      Multiple Factor -
Administrative          printing, document imaging, graphic  Utility and Non-
Support Services        services, food services, corporate   Utility or Multiple
                        mailroom and corporate courier.      Factor Utility*

Provide Records         Provides services in records         Multiple Factor -
Management Services     storage, records retrieval,          Utility and Non-
                        records retention, records           Utility or Multiple
                        planning and engineering records.    Factor Utility*

Provide Business        Provides services in convenience     Multiple Factor -
Services                copiers, fax machines, pagers,       Utility and Non-
                        printers, and business information   Utility or Multiple
                        center.                              Factor Utility*
--------------------------------------------------------------------------------

*  For services rendered only to the utilities.


EXECUTIVE

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Executive Management    Consultation and services in manage- Multiple Factor -
                        ment and administration of all       All
                        aspects of the business.
--------------------------------------------------------------------------------



COMMUNICATIONS

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Public Relations        Provides services in                 Multiple Factor -
                        media relations, financial           All
                        communications, annual reports,
                        executive presentation, public
                        relations counsel, corporate
                        writing, internet support and
                        special projects.

Employee                Provides services with update,       Number of
Communications          retirees, satellite broadcast,       Participating
                        human resource-related               Employees - Utility
                        communications and                   and Non-Utility
                        special projects.

Production              Provides services related to         Multiple Factor -
                        display,photography, Corporate ID,   All
                        video and employee merchandise.

Sponsorship             Provides services related to         Multiple Factor -
                        sports marketing, university         All
                        support and special projects.

Non-Utility             Provides services related to         Multiple Factor -
Advertising             broadcast/print, collateral, direct  Non-Utility
                        mail, internet/intranet,
                        display/merchandise, yellow/white
                        pages, production/agency support
                        and special projects.

Utility                 Provides services related to TV,     Multiple Factor -
Advertising             radio, print, outdoors,              Utility
                        Internet/Intranet, special projects,
                        production, agency support and
                        creative media placement.

Utility                 Provides services developing         Multiple Factor -
Bill Inserts            regulated bill service to Ohio,      Utility
                        Pennsylvania and New Jersey.

Utility : Yellow/       Provides services with regulated     Multiple Factor -
White Pages             yellow/white pages.                  Utility

Utility: Research       Provides research services.          Multiple Factor -
                                                             Utility

Ohio Consumer           Provides services related to Ohio    Multiple Factor -
Education               Consumer Education statewide and     Utility
                        locally.

Ohio Deregulation       Provides service related to          Multiple Factor -
Education               Deregulation Education.              Utility
--------------------------------------------------------------------------------


CORPORATE AFFAIRS AND COMMUNITY INVOLVEMENT

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Corporate Affairs       Provide administrative support       Multiple Factor -
Activities              through oversight of the business    Utility
                        practices and planning and
                        implementation of staff, senior
                        management and related meetings.
                        Serves as community liaison.

Direct Community        Provides direction in employee       Multiple Factor -
Involvement             volunteerism, supports viable        Utility
Initiatives             community partnerships and
                        educational initiatives.

Energy Efficiency       Directing and coordinating Ohio      Multiple Factor -
Programs                Weatherization and Energy            Utility
                        Efficiency Programs for Low
                        Income Customers.


Community               Consults to regional operations and  Multiple Factor -
Initiatives             other business units and client      Utility
Consulting Services     managers for the various community
                        programs.

Contributions           Directs, coordinates, monitors,      Multiple Factor -
Management              and manages contributions.           Utility
--------------------------------------------------------------------------------

CORPORATE

--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Investor Services       Stock administration, perform        None
                        recordkeeping, transfer agent,       (All Direct Charge
                        registrar, paying agent, reinvest-   to Holding Co.)
                        ment plan administration and other
                        services for shareholders.

Board of Directors      Support and administration of Board  None
Support                 of Directors meetings and director   (All Direct Charge
                        compensation.                        to Holding Co.)

Annual Meeting          Coordinate the Annual Meeting of     None
Coordination            Shareholders, including the          (All Direct Charge
                        preparation and mailing of proxy     to Holding Co.)
                        materials and annual reports and the
                        tabulation of proxies.

Indenture               Administer the company's indentures  Multiple Factor -
Compliance                                                   Utility
--------------------------------------------------------------------------------


HUMAN RESOURCES

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Manage Employee         Provide management and supervision   Number of
Executive               for employee and executive           Participating
Compensation and        compensation and benefits.           Employees - General
Benefits

Manage Workers          Provide management and supervision   Number of
Compensation and        for workers compensation and         Participating
Disability              disability programs.                 Employees - General
Management

Provide and             Design, prepare and conduct          Number of
Coordinate Human        training.                            Participating
Resources Training                                           Employees - General


Provide Employment      Provide staffing, relocation and     Number of
Services                employment expertise.                Participating
                                                             Employees - General


Provide HRIS            Provide and maintain Human           Number of
Services                Resources information.               Participating
                                                             Employees - General

Provide Diversity       Manage Affirmative Action programs,  Number of
Management Services     provide EEO/AA consulting services,  Participating
                        and respond to charges.              Employees - General


Manage/Administer       Establish compliance, develop,       Number of
Medical Services        implement, and administer medical    Participating
and Wellness            and wellness programs.               Employees - General
Programs
--------------------------------------------------------------------------------


INDUSTRIAL RELATIONS
--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Provide Labor           Provide contract negotiation         Number of
Contract                services for all labor agreements.   Participating
Negotiations                                                 Employees - General

Provide Labor           Provide labor consulting services.   Number of
Consulting Services                                          Participating
                                                             Employees - General

Manage/Administer       Develop, implement and administer    Number of
Safety Programs         occupational safety programs.        Participating
                                                             Employees - General
--------------------------------------------------------------------------------

REAL ESTATE

--------------------------------------------------------------------------------

Product or Service      Product / Service Description        Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Facilities              Management and maintenance of        Multiple Factor -
Management              office facilities.                   All or Multiple
                                                             Factor Utility*

Facilities              Manage office design services,       Multiple Factor -
Planning and            furniture, project management and    All or Multiple
Project Management      other capital improvements.          Factor Utility*

Management of Real      Support internal and external        Multiple Factor -
Estate Assets           inquiries regarding the              All or Multiple
                        acquisition,divestiture and          Factor Utility*
                        management of real estate assets

Manage/Administer       Administer physical security,        Multiple Factor -
Security Programs       special investigations, security     All or Multiple
                        audits, security consultation        Factor Utility*
                        and contract guard services.
--------------------------------------------------------------------------------

*  For services rendered only to the utilities.

FIRSTENERGY TECHNOLOGIES

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Strategic               Develop, support and implement EPRI  Multiple Factor -
Technologies            programs, industry initiatives,      Utility
                        research and development programs
                        collaboratives and activities with
                        universities, labs and the
                        Department of Energy.

New Technology          Perform assessment activities for    Multiple Factor -
Assessment              strategic technology pilots,         Utility and
                        technology assessments, marketing    Non-Utility
                        tests, customer pilots and due
                        diligence reviews.

Technical               Develop, analyze and support         Multiple Factor -
Application and         strategic alliances, joint           Utility and
Product Innovation      ventures, strategic startups,        Non-Utility
                        direct investments and Portfolio
                        initiatives.

New Technology and      Develop, support and implement the   Multiple Factor -
Product Market          following initiatives: tailored      Utility and
Deployment              solutions with existing products,    Non-Utility
                        commercial packages, operational
                        efficiencies and business area
                        solutions.

Demand Response         Provide support for corporate        Multiple Factor -
Initiatives             demand response initiatives.         Utility and
                                                             Non-Utility

Renewable Energy        Provide support for various          Multiple Factor -
Program and  Strategy   corporate and regulatory             Utility
                        initiatives to develop and
                        implement renewable energy
                        programs and products.

Regulated Programs      Develop, support and implement       Multiple Factor -
and Services            programs and strategies to meet      Utility
                        corporate initiatives and regulatory
                        mandates and commitments related to
                        Comprehensive Resource Assessment
                        (CRA), customer end-use technology,
                        distributed generation and load
                        management.

Project                 Develop and implement end-use and    Multiple Factor -
Implementation          distributed generation               Utility and
Management Services     technology-based products and        Non-Utility
                        services.
--------------------------------------------------------------------------------


TECHNOLOGY AND SUPPORT SERVICES

--------------------------------------------------------------------------------

  Product or Service    Product / Service Description        Indirect Allocation
                                                             Methods
--------------------------------------------------------------------------------

Provide Network         Provide Internal Network Services.   Multiple Factor -
Services                                                     Utility and
                                                             Non-Utility

Maintain wireless       Maintain internal wireless cell      Multiple Factor -
cell sites and          sites and fiber optic network;       Utility and
fiber optics            provide engineering, procurement,    Non-Utility
network                 and installation services.

INFORMATION TECHNOLOGY

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------
Application             Create new or enhance existing       Directly Billed
Development             applications; including analysis
                        design coding, testing, system
                        integration, and implementation, as
                        well as any required technical
                        writing or project manual
                        development.

Development             Supervision of application develop-  Application
Supervision and         ment employees and the support of    Development Ratio
Tool Support            development software tools.

Client Server           Suppport of storage requirements     Server Support
Storage Support         for all server applications.         Composite Ratio

Server Support          Create and support the network       Number of Intel
(Intel)                 and server infrastructure to         Servers Ratio
                        accommodate windows and NT
                        client server applications.

Server Support          Create and support the network and   Gigabytes Used
(Unix, SAP)             server infrastructure to accommodate Ratio
                        unix and SAP client server appli-
                        cations.

Mainframe Processing    Execute mainframe applications,      Gigabytes Used
and Storage             including an appropriate portion of  Ratio
Support                 support, started tasks, mainframe
                        backups and microfiche services.

Desktop Support         Help desk email and end-user tools,  Number of Computer
                        remote access, repair services, and Workstations Ratio general workstation support.

Network Services        Includes voice, data, EMS and radio  Direct Charge Ratio
                        access.

Inserting Services      Provide document bursting,           Number of Billing
                        inserting and mailing.               Inserts Ratio

Printing Services       Provide mainframe and client server  Daily Print Volume
                        printing services at the data        Ratio.
                        center.

Technical               Provide consulting support to        Directly Billed
Consulting              departments and end-users to
                        enable them to leverage their IT
                        capabilities. Provide advice and
                        consultation regarding desktop setups
                        and configurations.

Training                Provide IT training.                 Multiple Factor -
                                                             Utility and
                                                             Non-Utility

Business                Support business application         Directly Billed
Application Support     related software licenses and/or
                        hardware maintenance provided by
                        an outside vendor.

Data Security           Disaster recovery and data           Multiple Factor -
                        security services.                   Utility and
                                                             Non-Utility


Project Management      Oversee technology projects.         Multiple Factor -
Office                                                       Utility and
                                                             Non-Utility

Provide                 Provide telecommunication services   Direct Charge Ratio
Telecommunication       and equipment.
Services

Portal Support          Support the infrastructure to        Multiple Factor -
                        accommodate internet and intranet    Utility and Non-
                        application access.                  Utility

--------------------------------------------------------------------------------

PERFORMANCE PLANNING

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Performance             Develop, support and execute         Multiple Factor
Planning Services       performance planning services.       - All
--------------------------------------------------------------------------------


SUPPLY CHAIN
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Strategic               Provide assistance in materials      Multiple Factor -
Planning, Demand        and services planning (demand        Utility and
Management and          management) and performs special     Non-Utility
Procurement             procurement projects.
Projects

Goods and Services      Procure material, equipment and      Multiple Factor -
Procurement             contractor services.  Establish,     Utility and
                        manage and administer programs,      Non-Utility
                        which allow internal customers to
                        obtain goods without having to
                        process the need through Procurement.
                        Develop specifications, construction
                        standards, schedules, and bills of
                        materials.

Materials               Maintain the computerized            Multiple Factor -
Management Support      purchasing and materials             Utility and
                        management systems, and material     Non-Utility
                        related modules; maintain and/or
                        modify select management reports.
                        Analyze Supply Chain processes
                        and measure performance. Monitor
                        and forecast demand to ensure a
                        continuous supply of materials.

Investment              Develop and implement plans for      Multiple Factor -
Recovery Projects       disposition of surplus assets.       Utility and
                                                             Non-Utility

Process, Refurbish      Perform recovery processing,         Multiple Factor -
and Sell Materials      investment recovery processing,      Utility and
                        refurbishing and selling materials.  Non-Utility

Provide                 Receive and place material into      Multiple Factor -
Warehousing             stock, insure quality requirements   Utility and
Services -              are met at receipt, maintain         Non-Utility
Non-nuclear             inventory counts, and update
                        information systems.  Fill customer
                        requests for material from stock.

Provide                 Receive and place material into      None
Warehousing             stock, insure quality requirements   (All direct
Services -              are met at receipt, maintain         charged)
Nuclear                 inventory counts, and update
                        information systems.  Fill customer
                        requests for material from stock.

Warehousing Space       Provide warehousing space to         Multiple Factor -
Charge                  internal customers.                  Utility and
                                                             Non-Utility
--------------------------------------------------------------------------------


CONTROLLERS
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Accounting Research     Provide accounting  research and     Multiple Factor -
                        consulting to ensure compliance      All
                        with  existing and proposed
                        financial reporting, and regulatory
                        accounting requirements.

Accounts Payable        Nonpayroll corporate disbursement    Multiple Factor -
                        services including account           All
                        distribution to the general ledger.
                        Resolve problems associated with
                        invoice processing and maintain the
                        accounts payable system.

Billing Services        Prepare non-retail electric          Multiple Factor
                        billings.                            Utility


Infrastructure and      Prepare Corporate Sustaining         Multiple Factor -
Corporate Reporting     reports, subsidiary accounting and   All
Accounting and          corporate budgeting, which includes
Budgeting               reporting and support of the ledger,
                        property records and SAP system.

Due Diligence           Assist value centers to determine    None
                        whether proposed business            (All direct
                        acquisitions/combinations and        charged)
                        similar transactions are desirable
                        from a financial perspective;
                        extensive review/analysis following
                        preliminary review and firm intent
                        to proceed with transaction through
                        commitment and closing phases.

Value Center            Maintain the property accounting     Multiple Factor -
Accounting and          system and provide value center      Utility and
Budgeting               accounting such as management        Non-Utility
                        reporting.

Property Record         Maintain corporate continuing        Multiple Factor -
Maintenance             property records.                    Utility and Non-
                                                             Utility or Multiple
                                                             Factor Utility*

Tax Consulting and      Conduct tax research and tax         Multiple Factor -
Research                consulting to assure compliance      All
                        with statues, while evaluating
                        alternative tax strategies within
                        the constraints of regulations that
                        provide additional shareholder value
                        to the company. In addition, provide
                        tax-consulting advice to the value
                        centers on tax compliance and
                        reporting issues, which includes
                        business "start-up" support to
                        organizations requiring assistance.

*  For services rendered only to the utilities.

Tax Compliance          Prepare and process all schedules    Multiple Factor -
                        and information associated with      All or Multiple
                        corporate and subsidiary tax         Factor Utility*
                        returns, audits, and tax litigation,
                        assuring compliance with tax
                        regulations and statues.
--------------------------------------------------------------------------------

*  For services rendered only to the utilities.


CREDIT MANAGEMENT
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Credit Analysis         Provide detailed written credit      Multiple Factor -
and Supporting          analysis issuing recommendations on  Utility and
Functions               counterparty creditworthiness and    Non-Utility
                        assigning credit limits.

Credit Policies         Develop and support credit policies  Multiple Factor -
and Procedures          and procedures for managing credit   Utility and
                        risk.  Implement and support         Non-Utility
                        standardized credit approval
                        processes.

Credit Management       Develop and support credit           Multiple Factor -
Information System      management reports and calculate     All
                        credit exposure on a corporate
                        wide basis.
--------------------------------------------------------------------------------

ENTERPRISE RISK MANAGEMENT
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

General Risk            Develop and maintain an enterprise   Multiple Factor -
Management              risk management system.              All

--------------------------------------------------------------------------------

INSURANCE SERVICES
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description     Indirect Allocation
                                                                  Methods
--------------------------------------------------------------------------------

Insurance Policies      Manage and support insurance         Multiple Factor -
                        policies for all the business        Utility and
                        units.                               Non-Utility

Loss Control            Manage and support property          Multiple Factor -
Services                inspections to prevent losses.       Utility and
                                                             Non-Utility

Surety Bonds            Manage and support Surety Bonds.     Multiple Factor-
                                                             Utility and
                                                             Non-Utility

Risk Transfer and       Manage and support risk transfer     Multiple Factor -
Risk Mitigation         and risk mitigation services.        Utility and
Services                                                     Non-Utility

Ancillary Coverages     Manage and support ancillary         None (All direct
                        coverages.                           charged)
--------------------------------------------------------------------------------

INTERNAL AUDIT

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Audit Services          Perform the following internal       Multiple Factor -
                        audit services based on risk levels  All or Multiple
                        and /or requests: financial,         Factor - Utility*
                        performance analysis, safeguarding
                        of assets, computer- related
                        and fraud investigations.
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Qualified and           Establish and implement investment   Number of
Non-qualified           policy and asset allocation          Participating
Pension and             strategy and monitor investment      Employees - Utility
Savings Plan            performance.                         and Non-Utility

FirstEnergy             Establish and implement investment   Multiple Factor -
Foundation              policy and asset allocation          All
                        strategy and monitor investment
                        performance.

Voluntary Employee      Establish and implement investment   Number of
Benefit Association     policy and asset allocation          Participating
(VEBA)                  strategy and monitor investment      Employees - Utility
Trust                   performance.                         and Non-Utility

Nuclear                 Establish and implement investment   None
Decommissioning         policy and asset allocation          (All direct
                        strategy and monitor investment      charged)
                        performance.

Non-Utility             Establish and implement investment   Multiple Factor -
Generator Trust         policy and asset allocation          Non-Utility
                        strategy and monitor investment
                        performance.

Spent Nuclear Fuel      Establish and implement investment   None
                        policy and asset allocation          (All direct
                        strategy and monitor investment      charged)
                        performance.

Low-Income Housing      Establish and implement investment   Multiple Factor -
Tax Credit              policy and asset allocation          All
Partnership             strategy and monitor investment
                        performance.
--------------------------------------------------------------------------------

INVESTOR RELATIONS
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Investor                Compile and communicate information  Multiple Factor -
Information             to investors.                        Utility* or Direct
                                                             Charge to Holding
                                                             Co.

Investor Education      Target and educate potential         None
                        investors to promote FirstEnergy's   (All Direct Charge
                        valuation characteristics            to Holding Co.)
                        and business strategy.

Regulations             Ensure compliance with SEC Fair      Multiple Factor -
Compliance              Disclosure regulations.              All

FirstEnergy             Provide education to management of   Multiple Factor -
Management              business concerns and valuation      All
Education               issues of  analyst/investors

FirstEnergy             Actively promote understanding of    Multiple Factor -
Employee Education      financial and investor relations'    All
                        issues.
--------------------------------------------------------------------------------

* For services rendered only to the utilities.

RATES AND REGULATORY AFFAIRS
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Regulatory              Manage regulatory activities and     Multiple Factor -
Activities and          interfaces, including tariff         Utility
Consulting              development and interpretation.
                        Monitor and participate in
                        regulatory affairs at the local,
                        state and federal levels.

Customer Pricing        Develop pricing programs for         Multiple Factor -
and Contracting         regulated electric service for       Utility
                        retail and wholesale customers,
                        including "unbundled" costs and
                        prices for generation, transmission
                        and distribution service and support
                        justification to regulators. Provide
                        support in developing pricing for
                        special-purpose customer programs and
                        non-regulated energy services (e.g.
                        prepayment, economic development,
                        interruptible load, conjunctive-
                        billing electric service programs).


Billing Support         Provide assistance calculating       Multiple Factor -
                        customer (external and internal)     Utility
                        invoices and operate and maintain
                        systems to render, collect and
                        account for these invoices.

Sales and Load          Develop short-term and long-term     Multiple Factor -
Forecasting             sales forecast, peak load            Utility and Non-
                        projections and customer counts      Utility
--------------------------------------------------------------------------------


TREASURY
--------------------------------------------------------------------------------

  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Capital Structure       Perform all activities related to    Multiple Factor -
Management and          acquiring capital and establish      All
Administration          and administer funding, legal
                        documentation, and record-keeping
                        activities associated with finance
                        programs

Corporate Funds         Plan, manage, and operate the        Multiple Factor -
Management              corporate "cash-flow-cycle."         All

Corporate               Provide regulatory support,          Multiple Factor -
Forecasting             strategy support, financial modeling
                        all and forecasting, financial and
                        economic analysis and development
                        of annual corporate KPI target.

Capital Project         Provide analytical support in the    Multiple Factor -
Evaluation and          areas of financing, profitability,   Utility and
Support                 capital structure and cash flow.     Non-Utility

Investor Relations      Provide institutional and retail     Multiple Factor -
Activities              security holder, buy and sell-side   All
                        analysts, rating agencies, and
                        other key members of the financial
                        community with qualitative and
                        quantitative information.
--------------------------------------------------------------------------------


BUSINESS DEVELOPMENT

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Mergers and             Support, evaluate and assist in      None (All direct
Acquisitions            the management of merger, asset      charged)
Support                 acquisition and asset disposition
                        activities.

Internal Consulting     Perform strategic analysis/business  None (All direct
                        fit, and economic analysis. Provide  charged)
                        integration and transitional
                        management services as needed.
--------------------------------------------------------------------------------


GOVERNMENTAL AFFAIRS

--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Federal                 Activities associated with           None (All direct
Governmental            developing and maintaining           charged)
Affairs Support         relationships with federal
                        government institutions;
                        includes lobbying, and other
                        support activities.

State Governmental      Activities associated with           None (All direct
Affairs Support         developing and maintaining           charged)
                        relationships with state government
                        institutions; includes lobbying,
                        and other support activities.
--------------------------------------------------------------------------------


LEGAL
--------------------------------------------------------------------------------
  Product or Service      Product / Service Description      Indirect Allocation
                                                                   Methods
--------------------------------------------------------------------------------

Provide                 Activities associated with           None (All direct
Governmental            developing and maintaining           charged)
Affairs Support         relationships with government
                        institutions; includes lobbying,
                        litigation, and other support
                        activities.

Nuclear Legal           Provide legal advice for federal     None (All direct
Consultation and        and state nuclear matters.           charged)
Case Management

Human Resources         Provide legal advice for human       Multiple Factor -
Legal Consultation      resource matters (including workers  Utility and
& Case Management       compensation, union negotiations,    Non-Utility
                        arbitrations, class action lawsuits,
                        etc.).

Employee Benefits       Provide legal advice for employee    Number of
Legal Consultation      benefits matters (including health   Participating
& Case Management       and welfare benefits, tax-qualified  Employees - Utility
                        and non-tax qualified benefit plans and Non-Utility and programs, pension administration, etc.).

Tax Legal               Provide legal advice for tax         Multiple Factor -
Consultation &          matters including federal, state     All
Case Management         & local tax matters (land tax,
                        sales & use tax, IRS, etc.).

Bankruptcy Legal        Provide legal advice for bankruptcy  Multiple Factor -
Consultation &          matters.                             Utility and
Case Management                                              Non-Utility

International           Provide legal advice for             None (All direct
Legal Consulation       international matters- contract      charged)
& Case Management       negotiations, sale/lease agreements.

Non-Utility Legal       Provide legal advice on federal and  Multiple Factor -
Consultation &          state matters to Non-Utility         Non-Utilities
Case Management         Subsidiaries.

Regulatory  Legal       Provide legal advice for federal     Multiple Factor -
Consultation &          and state regulatory matters.        Utility
Case Management

Environmental           Provide legal advice for             None (All direct
Legal Consultation      environmental matters (other than    charged)
& Case Management       PCB  - related matters) -
                        federal (EPA) and state (EPA),
                        regulatory/legislative compliance
                        issues.

PCB Environmental       Provide legal advice for PCB-        Multiple Factor -
Legal Consultation      related matters - federal (EPA)      Utility
& Case Management       and state (EPA), regulatory/
                        legislative compliance issues.

Real Estate Legal       Provide legal advice for real        Multiple Factor -
Consultation &          estate matters.                      Utility and
Case Management                                              Non-Utility

Corporate Legal         Provide legal advice for general     Multiple Factor  -
Consultation &          corporate and transactional matters  All
Case Management         (including SEC filings, Board of
                        Directors matters, PUHCA, Financings,
                        Securities Matters, Intellectual
                        Property, Technology, General
                        Counsel matters, etc.).

Claims Legal            Provide legal advice for Claims      Multiple Factor
Consultation &          matters.                             - All
Case Management
--------------------------------------------------------------------------------


CLAIMS

--------------------------------------------------------------------------------
                                                             Indirect Allocation
  Product or Service        Product / Service Description          Methods
--------------------------------------------------------------------------------

Process Receivable      Provide management, supervision,     Multiple Factor
Claims                  and performance of tasks associated  - All
                        with the resolution and chargeback
                        of receivable claims.

Provide Corporate       Claims support in evaluating         Multiple Factor
Support                 claims, and procuring appropriate    - All
                        external/internal legal resources.
--------------------------------------------------------------------------------